Registration Nos.
                                             Securities Act - 2-58160
                                             Investment Company Act - 811-2726


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No.  27

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 26


                        State Farm Interim Fund, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    One State Farm Plaza, Bloomington, Illinois                 61710
----------------------------------------------------    ----------------------
      (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, including Area Code              (800) 447-0740

                                                   Janet Olsen
                                                   Bell, Boyd & Lloyd
Roger Joslin                                       3 First National Plaza
One State Farm Plaza                               Suite 3300, 70 West Madison
Bloomington, Illinois  61710                       Chicago, Illinois  60602
------------------------------------------------------------------------------
                 (Names and addresses of agents for service)
                                  __________

        X     It is proposed that this filing will become effective on
                    April 1, 1998 pursuant to Rule 485 (b)
                                  __________

Amending the revised prospectus, Statement of Additional Information and Part
   C and Exhibits

                        Total Number of Pages ________
                     (including attachments and exhibits)

                       Exhibit Index is on Page _______

                        STATE FARM INTERIM FUND, INC.
                        -----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C

 Item Number      Location or Caption*
 -----------      --------------------

                  Part A (Prospectus)
                  -------------------

 1 . . . . . . . .Front Cover

 2 (a) . . . . . .Fee Table

 2 (b), (c). . . .Not Applicable

 3 (a) . . . . . .Financial Highlights

 3 (b), (c). . . .Not Applicable

 3 (d) . . . . . .Financial Highlights

 4 (a) . . . . . .The Fund;
                    Investment Objective and Policies;
                    Organization and Capital Stock

 4 (b) . . . . . .Investment Objective and Policies;
                    Investment Restrictions

 4 (c) . . . . . .Investment Risks

 5 (a) . . . . . .Management of the Fund

 5 (b), (c). . . .Management of the Fund;
                    Fee Table

 5 (d) . . . . . .Management of the Fund

 5 (e), (f). . . .Management of the Fund; Fee Table;
                    Financial Highlights

 5 (g) . . . . . .Not Applicable

 5A  . . . . . . .The information called for is contained in
                    Registrant's annual report to shareowners

 6 (a) . . . . . .Organization and Capital Stock

 6 (b), (c), (d) .Not Applicable

 6 (e) . . . . . .Cover Page

 6 (f), (g). . . .Dividends, Distributions and Taxes

 6 (h) . . . . . .Not Applicable

 7 . . . . . . . .Purchase of Fund Shares; Retirement Plans

 7 (a) . . . . . .Management of the Fund

                        STATE FARM INTERIM FUND, INC.
                        -----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)


 Item Number      Location or Caption*
 -----------      --------------------

 7 (b) . . . . . .Determination of Net Asset Value;
                    Purchase of Fund Shares

 7 (c) . . . . . .Not Applicable

 7 (d) . . . . . .Purchase of Fund Shares

 7 (e), (f), (g) .Not Applicable

 8 (a) . . . . . .Redemption of Fund Shares;
                    Signature Guarantee;
                    Systematic Withdrawal Program; Exchange of
                    Fund Shares

 8 (b), (c). . . .Not Applicable

 8 (d) . . . . . .Redemption of Fund Shares

 9 . . . . . . . .Not Applicable

                  Part B (Statement of Additional Information)
                  --------------------------------------------

10 (a), (b). . . .Front Cover

11 . . . . . . . .Table of Contents

12 . . . . . . . .Not Applicable

13 (a) . . . . . .Investment Objective and Policies

13 (b), (c). . . .Investment Restrictions

13 (d) . . . . . .Not Applicable

14 (a), (b), (c) .Directors and Officers

15 (a) . . . . . .Not Applicable

15 (b) . . . . . .General Information - Ownership of Shares

                        STATE FARM INTERIM FUND, INC.
                        -----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

15 (c) . . . . . .Directors and Officers

16 (a)(i). . . . .Investment Advisory and Other Services;
                    Part A - Management of the Fund

16 (a)(ii) . . . .Directors and Officers

16 (a)(iii), (b) .Management Services Agreement; Part A - Management
                    of the Fund

16 (c) . . . . . .Not Applicable

16 (d), (e). . . .Management Services Agreement; Service Agreement

16 (f), (g). . . .Not Applicable

16 (h) . . . . . .General Information - Custody of Assets;
                    General Information - Independent Auditors

16 (i) . . . . . .Transfer Agent Agreement

17 (a) . . . . . .Portfolio Transactions

17 (b) . . . . . .Not Applicable

17 (c), (d). . . .Portfolio Transactions

17 (e) . . . . . .Not Applicable

18 (a), (b). . . .Not Applicable

19 (a) . . . . . .Purchase and Redemption of Fund Shares

19 (b) . . . . . .Determination of Net Asset Value

19 (c) . . . . . .Not Applicable

20 . . . . . . . .Additional Tax Considerations

21 (a) . . . . . .Underwriting Agreement

21 (b), (c). . . .Not Applicable

22 (a) . . . . . .Not Applicable

22 (b) . . . . . .Performance Information

23 . . . . . . . .Financial Information

                        STATE FARM INTERIM FUND, INC.
                        -----------------------------

                            CROSS REFERENCE SHEET
                   Pursuant to Rule 404(a) of Regulation C
                                 (Continued)

Item Number       Location or Caption*
-----------       --------------------

                  Part C (Other Information)
                  --------------------------

24 . . . . . . . .Financial Statements and Exhibits

25 . . . . . . . .Persons Controlled by or Under Common Control with
                    Registrant

26 . . . . . . . .Number of Security Holders

27 . . . . . . . .Indemnification

28 . . . . . . . .Business and Other Connections of Investment
                    Adviser

29 . . . . . . . .Principal Underwriters

30 . . . . . . . .Location of Accounts and Records

31 . . . . . . . .Management Services

32 . . . . . . . .Undertakings



* References are to the captions in the part of the registration statement indicated unless noted otherwise.

                          PROSPECTUS - APRIL 1, 1998

                        State Farm Interim Fund, Inc.

              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710


                    For Account Information and Shareowner
                          Services:  (309) 766-2029
                                     (800) 447-0740


                    Offered to the Agents and Employees of
            the State Farm Insurance Companies and their families


The investment objective of the Fund is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

Shares of the Fund are offered at their net asset value. There is no sales charge. The Fund is not a "money market" fund, and the purchase and redemption price of its shares changes from day to day.

                         ----------------------------

This prospectus contains information you should know before investing in the Fund. Please read it and keep it for future reference. A Statement of Additional Information dated April 1, 1998 containing further information about the Fund, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by writing to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 or by calling the shareowner services numbers stated above.

                         ----------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE

        The Fund is 100% no-load; you pay no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b- 1") expenses. Lower expenses benefit you by increasing the Fund's investment return.

        Shown below are all expenses the Fund incurred during its 1997 fiscal year. Expenses are expressed as a percentage of fiscal 1997 average net assets.

SHAREHOLDER TRANSACTION EXPENSES                        ANNUAL FUND OPERATING EXPENSES
Sales load "charge" on purchases                NONE    Management fee                  0.17%
Sales load "charge" on reinvested dividends     NONE    Distribution ("12b-1") fees     NONE
Redemption fees                                 NONE    Other expenses                  0.05%
Exchange fees                                   NONE    TOTAL FUND EXPENSES             0.22%

Example
        You would pay the following expenses on a $1,000 investment,
assuming(1) 5% annual return and (2) redemption at the end of each      1 year  3 years 5 years 10 years
time period                                                               $2      $7      $12      $28

        The purpose of this table is to help you understand the various costs and expenses that an investor in the Fund will bear directly or indirectly. (See "Management of the Fund").

        THIS IS AN ILLUSTRATION ONLY. The figures in the example are not necessarily representative of past or future expenses and actual expenses and performance may be greater or less than that shown.
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (for a share outstanding throughout the period)

        The following information has been audited by Ernst & Young LLP, independent auditors, whose report thereon is unqualified. The audited financial statements of the Fund, the auditor's report thereon and additional performance information are contained in the Fund's annual report dated November 30, 1997, which may be obtained from the Fund upon request at no cost.

                                                                            Year ended November 30,
                                                 1997    1996     1995    1994    1993    1992    1991    1990    1989    1988
Net asset value, beginning of period            $ 9.98   10.15    9.72   10.52   10.46   10.50   10.16   10.17    9.86    9.99
  Income from Investment Operations
  ---------------------------------
    Net investment income                          .69     .70     .70     .71     .74     .78     .78     .82     .81     .78
    Net gain or loss on securities (both
      realized and unrealized)                    (.13)   (.17)    .43    (.80)    .06    (.04)    .34    (.01)    .31    (.13)
                                                ------------------------------------------------------------------------------
  Total from investment operations                 .56     .53    1.13    (.09)    .80     .74    1.12     .81    1.12     .65
  Less Distributions
  ------------------
    Dividends (from net investment income)        (.69)   (.70)   (.70)   (.71)   (.74)   (.78)   (.78)   (.82)   (.81)   (.78)
    Distributions (from capital gain)                -       -       -       -       -       -       -       -       -       -
                                                ------------------------------------------------------------------------------
  Total distributions                             (.69)   (.70)   (.70)   (.71)   (.74)   (.78)   (.78)   (.82)   (.81)   (.78)
Net asset value, end of period                  $ 9.85    9.98   10.15    9.72   10.52   10.46   10.50   10.16   10.17    9.86
                                                ==============================================================================
Total Return                                      5.87%   5.44%  11.91%   (.85%)  7.82%   7.19%  11.41%   8.27%  11.82%   6.67%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of period (millions)            $112.8   107.6   104.7    94.3   103.7    85.9    66.8    52.7    42.2    32.9
Ratio of expenses to average net assets            .22%    .23%    .25%    .22%    .25%    .27%    .28%    .30%    .31%    .36%
Ratio of net investment income to average net
  assets                                          7.03%   7.03%   7.00%   7.00%   7.00%   7.30%   7.65%   8.12%   8.16%   7.85%
Portfolio turnover rate                             15%     17%     17%     15%     15%     15%     14%     14%     17%     15%
Number of shares outstanding at end of
  period (millions)                               11.5    10.8    10.3     9.7     9.9     8.2     6.4     5.2     4.2     3.3

Note: (a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995

                                   THE FUND

        The Fund is a no-load, open-end, diversified, management investment company (mutual fund). The Fund is a no-load fund, which means that it imposes no sales charges or commissions. The Fund is "open-end" because it continuously offers its shares for sale and redeems its shares upon request of the shareowners.

        The Fund makes available to investors an investment portfolio of short-term and intermediate-term high quality debt securities under the continuous supervision of experienced investment management. By combining individual shareowner investments into a pool of assets, the Fund is able to invest in securities which require sizable minimum purchases, but often provide investors with higher yields than securities purchasable in smaller amounts. Through ownership of shares of the Fund, as contrasted with ownership of a number of individual securities, shareowners are relieved of many details in the selection and management of their investments and the safeguarding of securities, and their bookkeeping and income tax records are greatly simplified. In addition, the Fund provides its shareowners with liquidity, as shares can normally be redeemed at any time at their net asset value. However, ownership of shares of the Fund does not constitute a complete financial program. The Fund is intended to serve primarily as an interim investment medium, pending the shareowner's commitment of the funds to longer-term investments or to other uses.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with short-term and intermediate-term maturities

        In attempting to achieve this objective, the Fund may invest its assets in the following types of investments

        (1) Obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations") which may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality;

        (2) Corporate debt securities which are either rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P"), or deemed by the Fund's investment manager, State Farm Investment Management Corp. ("Manager"), to be of comparable quality (see "Appendix, Description of Ratings" in the Statement of Additional Information);

        (3) Commercial paper and other money market instruments rated as Prime-1, Prime-2 or Prime-3 by Moody's (see "Appendix, Description of Ratings" in the Statement of Additional Information).

        Cash may be accumulated in an interest-bearing demand bank savings account as a temporary measure pending investment in securities.

        Subsequent to its purchase by the Fund, a security may no longer be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither occurrence will automatically require the elimination of the security from the Fund's portfolio, but the Manager will consider the reasons for the change in determining whether to retain the security in the portfolio.

        The Fund's investments will typically be distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in no more than fiften years from the time of purchase. The average maturity of all investments owned by the Fund will be changed from time to time on the basis of the Manager's judgment as to prospective yields and price changes among securities of different qualities, rates of interest and maturities

        Yields on securities of comparable quality are usually higher for issues with longer maturities than for those with shorter maturities. An increase in interest rates will usually reduce the value of the Fund's investments and a decline in interest rates will usually increase their value. In seeking to achieve relative price stability over time, the Manager may choose to forego the higher yields available on securities with longer maturities in favor of the more limited price volatility of securities with shorter maturities.

        At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality but longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if in its judgment a higher average yield over time will result from investing in issues with longer maturities.

        The Fund's investment objective as set forth in the first paragraph of "Investment Objective and Policies" may not be changed without the approval of the shareowners. However, the investment policies following in seeking that investment objective may be altered from time to time without shareowners' approval.

                               INVESTMENT RISKS

        Risks are inherent in all security investments, including mutual funds. The Fund seeks to achieve relative price stability by investing in high quality debt securities with primarily short-term and intermediate-term maturities. However, inherent in the ownership of debt securities is the risk that the issuer may be unable to make interest and principal payments when due. The net asset value per share of the Fund may decrease if prevailing interest rates rise in relation to the interest rates on the Fund's portfolio securities. There can be no assurance that the objective of the Fund will be achieved

                           INVESTMENT RESTRICTIONS

        The Fund will not:

        (1) Invest more than 5% of the value of its total assets in securities of any one issuer except U.S. Government obligations, which may be purchased without limitation;

        (2) Purchase more than 10% of any class of securities of any one issuer except U.S. Government obligations;

        (3) Invest more than 5% of its total assets (at the time of the investment) in securities of companies with records of less than three years continuous operation, including that of predecessors.

        (4) Invest more than 25% of the value of its total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

        The policies described in the above paragraph, which cannot be changed without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940), are some of the important restrictions upon investments of the Fund. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

                           PURCHASE OF FUND SHARES

        Shares of the Fund may be purchased by agents and employees of the State Farm Insurance Companies and members of their families.

        To open an account eligible investors should complete and sign the Application furnished with this prospectus and mail it to the Manager together with either a check (minimum $50) made payable to State Farm Investment Management Corp., or a compensation deduction authorization, or both.

Agents and employees may authorize a compensation deduction (minimum $20) through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application.

        Subsequent investments (minimum $50) may be made at any time by mailing to the Manager a check accompanied by the detachable purchase form at the bottom of the confirmation. The Fund will accept investments by letter from a shareowner which provides clear instructions and indicates the account registration and account number. Similarly, agents and employees may authorize, change or cancel a compensation deduction by completing and signing the reverse side of the detachable purchase form and mailing it to the Manager. The Fund will accept compensation deduction changes by letter or facsimile from a shareowner which provides clear instructions and indicates the account registration and account number.

        The Fund will invest the entire dollar amount of each purchase in full and fractional shares of the Fund at the net asset value next determined after the order to purchase is received and accepted by the Manager. Unless otherwise instructed, all income dividends and capital gain distributions will be reinvested in full and fractional shares. However, a shareowner may request that income dividends and capital gain distributions be paid in cash. Stock certificates will not be issued unless the shareowner requests a certificate in writing. Certificates will be issued for full shares only.

        A confirmation of each transaction, except purchases by compensation deduction, will be mailed to the shareowner by the Manager. A confirmation of purchases by compensation deduction will be mailed to each shareowner promptly after the end of each calendar quarter.

        The Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of management, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on the Fund until it has been confirmed in writing and payment has been received by the Fund

                        SYSTEMATIC WITHDRAWAL PROGRAM

        A shareowner owning $5,000 or more of the Fund's shares at the current net asset value may provide for the payment of a specified dollar amount from the shareowner's account to the shareowner or a designated payee monthly, quarterly or annually.

        A shareowner who has a systematic withdrawal program is not permitted to participate in the compensation deduction plan. The Fund reserves the right to amend the systematic withdrawal program on 30 days' notice. The program may be terminated at any time by the shareowner or the Fund. Additional information may be obtained by contacting State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710.

                               RETIREMENT PLANS

        INDIVIDUAL RETIREMENT ACCOUNT PLANS - Prototype regular and Roth Individual Retirement Account ("IRA") Plans are available through which investors may invest in the Fund and certain other State Farm funds. Eligible investors who wish to establish an IRA may request copies of the prototype plans and related documents, including disclosure statements which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA, from State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. Commerce Bank acts as custodian of the Plans.

        Shares of the Fund and other State Farm mutual funds may be used as an investment in other IRAs, SEP-IRAs, or other retirement plans (including Keogh plans, corporate profit-sharing and money purchase plans, and 401(k) plans) established by or for the benefit of individuals eligible to buy shares of the Fund. Arrangements for establishment of a retirement plan must be made directly with the investor's selected trustee or custodian. The Fund does not offer prototypes of these plans.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value per share of the Fund is determined as of 3:00 p.m. Bloomington, Illinois time on Monday through Friday exclusive of the following federal holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The net asset value will not be calculated on the Friday following Thanksgiving or on December 24, 1998. The Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Manager or the Fund. The net asset value per share is computed by dividing the value of the Fund's portfolio securities, plus any cash and other assets of the Fund, less all liabilities of the Fund, by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

        In determining the net asset value per share of the Fund, long-term debt securities and U.S. Treasury bills are valued at a fair market value by a pricing service approved by the Board of Directors. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Securities for which the Board of Directors believes the value obtained by the above procedures does not reflect a fair value, and all other assets, are valued at a fair value determined in good faith by the Board of Directors.

                          REDEMPTION OF FUND SHARES

        The Fund will redeem shares from a shareowner's account at the net asset value next determined after receipt by the Fund of a proper request for redemption.

        Requests for redemption of shares in the Fund may be made in writing, facsimile, or by telephone if the shareowner has so indicated on the application or previously completed a Telephone Redemption Authorization Form. These redemption methods are explained in detail below

        BY WRITTEN REQUEST. Shareowners may redeem all or any portion of their shares by sending a written request to: State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. A redemption request must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed. Also, any stock certificates representing the shares to be redeemed must be returned, in proper form for cancellation, along with the redemption request. It is suggested that stock certificates returned for cancellation be sent by certified mail, return receipt requested. The request must be properly signed by each shareowner of record, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the validity of the redemption request.

        On a redemption of $50,000 or more, the signature of the registered shareowner must be guaranteed as described below in the section entitled Signature Guarantee, unless the proceeds are to be electronically transferred to a pre-designated bank account.

        Proceeds of redemption by written request normally will be sent by check to the registered shareowner's address of record. However, upon specific instructions included in the redemption request, proceeds may be sent to another payee or to an address other than the address of record.

        BY TELEPHONE. Shareowners can redeem by telephone at (309) 766-2029 or
(800) 447-0740 up to $50,000 of their uncertificated shares if the proceeds are to be sent to the address of record, or they can redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. Shareowners cannot redeem shares by telephone if stock certificates are held for those shares. Shareowners may not utilize this method of redemption unless they have so elected on the application or until a completed Authorization Form for Telephone Redemption and Exchange Privileges ("Authorization Form") has been filed.

When this election is made by submitting an Authorization Form, the signature of the shareowner must be guaranteed (see "Signature Guarantee"). Further documentation may be required from corporations, partnerships, trusts and other entities. Telephone redemption is not available for IRA accounts.

        If elected by the shareowner, proceeds of telephone redemptions will be electronically transferred to a bank as directed in the Telephone Redemption election. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive proceeds, a written request must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. Such requests must be signed by each shareowner, with each signature guaranteed as described in the section entitled Signature Guarantee.

        Telephone redemption proceeds of up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record.

        During periods of volatile economic and market conditions, a shareowner may have difficulty making a redemption request by telephone, in which case redemption requests would have to be made in writing or by facsimile.

        By electing the Telephone Redemption Privilege, the shareowner authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which such services have been elected. The Manager and the Fund will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner's address of record or electronically transferred to a pre-designated bank account.

        Although the Authorization Form authorizes the Fund and the Manager to tape-record all telephone instructions, the Fund may not honor telephone instructions unless permission to record is confirmed by the caller.

        Once the Telephone Redemption Privilege with a State Farm mutual fund has been established by a shareowner, it may be established at the request of the shareowner in any identically registered new account in any other State Farm mutual fund offering the Telephone Redemption Privilege by the exchange of shares of the first fund for those of the second fund by use of the Exchange Privilege.

        BY FACSIMILE. Shareowners can redeem by facsimile at (309) 766-2579 up to $50,000 of their uncertificated shares if the proceeds are to be sent to the address of record, or they can redeem up to the entire value of their uncertificated shares if the proceeds are to be electronically transferred to a pre-designated bank account. A redemption request sent by facsimile must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or dollar amount to be redeemed, and must show the signature(s) of the registered shareowner(s). Shareowners cannot redeem shares by facsimile if stock certificates are held for those shares. Facsimile redemption is not available for IRA accounts.

        Facsimile redemption proceeds up to $50,000 by shareowners not electing electronic transfer will be sent by check to the registered shareowner at the address of record. However, upon specific written instruction (which may not be sent by facsimile) accompanied by a signature guarantee received at least one day prior to the redemption, proceeds may be sent to another payee or to another address other than the address of record

        If elected by the shareowner, proceeds of facsimile redemptions will be electronically transferred to a bank previously designated in writing in a document on file with the Manager. A charge for receiving an electronic transfer may be assessed by the shareowner's bank. In order to change the bank or account designated to receive the proceeds, a written request (not to include facsimile transmission), signed by each shareowner with each signature guaranteed as described in this prospectus under "Signature Guarantee" must be sent to State Farm Investment Management Corp., One State Farm Plaza, Bloomington, IL 61710.

        REDEMPTION GENERALLY. The Fund will generally redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

        Payment for shares redeemed will be sent or electronically transferred within seven days after the Fund receives a redemption request, in writing, facsimile, or by telephone, in proper form (including stock certificates, if any). However, if the Fund is requested to redeem shares within several days after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. If the shareowner requests payment by electronic transfer, a charge for receiving the transfer may be assessed by the shareowner's bank.

        A redemption is treated as a sale for federal income tax purposes. A shareowner's redemption proceeds may be more or less than the shareowner's cost depending upon the net asset value at the time of the redemption and, as a result, the shareowner may realize a capital gain or loss. Gain or loss is computed on the difference between the fair market value of the shares redeemed and their cost basis. If shares of the Fund are purchased during the 30 days before or after redemption, the Internal Revenue Code wash sale rules might apply.

        Although it is not anticipated that the Fund will impose a redemption fee, the Fund reserves the right to charge a redemption fee not to exceed one percent of the redemption price.

        The Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (b) trading on that Exchange is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through
(d) exists.

                             SIGNATURE GUARANTEE

        A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions.

        The signature guarantee must appear, together with the signature of each registered owner, either: (1) on the written request for redemption, which clearly identifies the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (2) on a separate "stock power", an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers); (3) on the back of each stock certificate tendered for redemption; or (4) on the Telephone Redemption and Exchange Privileges Authorization Form

                           EXCHANGE OF FUND SHARES

        GENERAL. - A shareowner may redeem part or all of the shares in the shareowner's account and purchase shares of another State Farm mutual fund without charge by meeting the established redemption procedures and minimum subscription requirements of that fund. A written exchange request must be accompanied by a properly completed application for the fund being purchased if an account in the new fund has not previously been established. A telephone exchange request can be transacted as described under "Telephone Exchange Privilege".

        An exchange transaction is a sale and purchase of shares for federal tax purposes, and may result in capital gain or loss. Before making an exchange, a shareowner should obtain the prospectus for the fund to be purchased from the Manager at One State Farm Plaza, Bloomington, Illinois 61710, and read it carefully.

        TELEPHONE EXCHANGE PRIVILEGE. - Shareowners who wish to use the Telephone Exchange Privilege, which permits them to exchange by telephone shares of the Fund for those of another fund managed by State Farm Investment Management Corp., must so elect on the application or complete the Authorization Form, have their signatures guaranteed and mail the form to the Fund.

        Once the Telephone Exchange Privilege has been granted by the Fund, the shareowner may telephone the Fund and request an exchange for any amount meeting or exceeding the applicable minimum investment of the fund being purchased. The shareowner must identify the existing account by designating the Fund's name, registration of the account and account number, and must specify the dollar amount or number of shares to be exchanged and the fund to which the exchange should be made. The registration of the account to which an exchange is made must be exactly the same as that of the Fund account from which an exchange is made. If the shareowner has not established an account in the fund to which the exchange is to be made, a new account will be opened automatically and will carry the same registration as the Fund account from which the exchange is made; accordingly, the Telephone Exchange Privilege will also apply to the fund being purchased. The Manager's records of such instructions are binding.

        The Manager and the Fund will employ reasonable procedures, including tape recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Fund fail to employ such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Fund, its transfer agent, and their respective officers, directors, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction. To reduce the risk of loss, the registration of the account into which shares are exchanged must be identical with the registration of the originating account.

        The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received. (The other funds into which exchanges may be made have adopted similar policies.)

        During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile. The Fund reserves the right at any time to suspend, limit, modify or terminate the telephone exchange privilege, but will not do so without giving shareowners at least 30 days' prior written notice.

                            MANAGEMENT OF THE FUND

        The Board of Directors has overall management responsibilities for the Fund. However, the Fund has engaged State Farm Investment

Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, as Manager to provide professional investment management for the Fund.

        The Fund's portfolio is managed by a team consisting of Kurt Moser and Donald Heltner. Mr. Moser has participated in the Fund's portfolio management since 1988. Mr. Heltner became part of the Fund's portfolio management team in 1998.

        Mr. Moser is a Director and a Senior Vice President of the Manager and Vice President of the Fund and the other State Farm mutual funds. In addition, Mr. Moser has also held the following positions during the past five years:
Director or State Farm Life Insurance Company and State Farm Fire and Casualty Company; Vice President of State Farm Life Insurance Company, and Vice President - Investments of State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company.

        Mr. Heltner is an Investment Officer of the Manager, and Vice President of the Fund and of State Farm Balanced Fund, Inc. In addition to his office with the Manager, Mr. Heltner has also held the following positions during the last five years: Vice President - Taxable Fixed Income, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1998; and Vice President, Century Investment Management Co. from 1989 through 1998.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds.

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund declares a dividend each day from its net investment income, distributable at the end of each calendar quarter. Shares begin to earn dividends on the day following the date of purchase. Net realized capital gains, if any, are distributed annually. All distributions are automatically reinvested in shares of the Fund at the net asset value on the payment date, except that any shareowner may elect to receive dividends and capital gains distributions in cash, upon signed written request received by the Manager. If the entire amount in a shareowner's account is redeemed, dividends credited to that account through the day of redemption are paid with the proceeds of redemption.

        Distributions from net investment income and from short-term capital gains, if any, are taxable to shareowners as ordinary income, whether received in cash or additional shares.

        Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held.

        If a shareowner is not subject to tax on its income, it will not be required to pay tax on amounts distributed to it. Shareowners must provide their social security or tax identification number and furnish appropriate certification. Otherwise, IRS regulations require the Fund to withhold 31% from taxable distributions payable to accounts whose owners have not complied. Information concerning the tax status of dividends and distributions will be mailed to shareowners annually.

        Because this section is not intended to be a full discussion, shareowners may wish to consult their tax advisers regarding the tax consequences of investments in the Fund.

                        ORGANIZATION AND CAPITAL STOCK

        The Fund is a Maryland corporation, organized on November 10, 1976, with 40,000,000 shares of authorized common stock, $1 par value. Holders of shares are entitled to share pro rata in dividends and other distributions on shares when and as declared by the Board of Directors, to one vote per share in elections of directors and other matters presented to shareowners, and to equal rights per share in the event of liquidation. The shares are nonassessable, have no pre-emptive, subscription or conversion rights and have no sinking fund provisions. The shares are transferable, and are redeemable upon request of the holder. Shares redeemed by the Fund may be reissued.

PROSPECTUS


April 1, 1998





STATE
FARM
INTERIM
FUND, INC.



ONE STATE FARM PLAZA
BLOOMINGTON, ILLINOIS 61710
TELEPHONE (309) 766-2029
          (800) 447-0740

                        STATE FARM INTERIM FUND, INC.
              ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710
                          TELEPHONE: (309) 766-2029
                                     (800) 447-0740





             STATEMENT OF ADDITIONAL INFORMATION - APRIL 1, 1998

-----------------------------------------------------------------------------

        This Statement of Additional Information is not the Fund's prospectus but contains information in addition to and more detailed than that set forth in the prospectus. It should be read in conjunction with the prospectus.

        The Fund's prospectus dated April 1, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge by contacting the Fund at the address or telephone numbers shown above.

-----------------------------------------------------------------------------


                              TABLE OF CONTENTS

                                                                   PAGE

Financial Information                                                2
Investment Objective and Policies                                    2
Investment Restrictions                                              3
Purchase and Redemption of Fund Shares                               4
Determination of Net Asset Value                                     4
Investment Advisory and Other Services                               4
Management Services Agreement                                        4
Service Agreement                                                    5
Underwriting Agreement                                               5
Transfer Agent Agreement                                             6
Performance Information                                              6
Portfolio Transactions                                               6
Additional Tax Considerations                                        7
Directors and Officers                                               7
General Information                                                  9
Appendix                                                            11

                            FINANCIAL INFORMATION

        Please refer to the financial statements (including Financial Highlights), notes thereto and Report of Independent Auditors (all of which are "Financial Information") contained in the Fund's annual report for the fiscal year ended November 30, 1997, a copy of which accompanies this Statement of Additional Information. This Financial Information (but no other material from the annual report) is incorporated by reference in this Statement of Additional Information. Additional copies of the annual report may be obtained at no charge by writing or telephoning the Fund, (309) 766-2029 or (800) 447-0740.

                      INVESTMENT OBJECTIVE AND POLICIES

        The investment objective of the Fund is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility), from high quality debt securities with short-term and intermediate term maturities.

        (1) Obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations") which may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality;

        (2) Corporate debt securities which are either rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S & P") or deemed by the Fund's investment manager, State Farm Investment Management Corp. ("Manager"), to be of comparable quality (see "Appendix, Description of Ratings"); and

        (3) Commercial paper and other money market instruments rated as Prime-1, Prime-2, or Prime-3 by Moody's (see Appendix, Description of Ratings").

        Cash may be accumulated in an interest-bearing demand bank savings account as a temporary measure pending investment in securities.

        Subsequent to its purchase by the Fund an issue may no longer be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither occurrence will automatically require the elimination of the issue from the Fund's portfolio, but the Manager will consider the reasons for the change in determining whether to retain the issue in the portfolio.

        The Fund's investments will typically be distributed in varying amounts among issues maturing in up to six or seven years from the time of purchase, but occasionally may extend to issues maturing in no more than fifteen years from the time of purchase. The average maturity of all investments owned by the Fund will be changed from time to time on the basis of the Manager's judgment as to prospective yields and price changes among issues of different qualities, rates of interest and maturities.

        Yield on securities of comparable quality are usually higher for issues with longer maturities than for those with shorter maturities. An increase in interest rates will usually reduce the value of the Fund's investments and a decline in interest rates will usually increase their value. In seeking to achieve relative price stability over time, the Manager may choose to forego the higher yields available on issues with longer maturities in favor of the more limited price volatility of issues with shorter maturities

        At certain times, yields available from issues with shorter maturities may exceed those on issues of comparable quality but longer maturities. When these bond market conditions previal, the Manager may choose to forego the higher yield and greater price stability of short-term issues if, in its judgment, a higher average yield, over time, will result from investing in issues with longer maturities.

        The Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less. Historical portfolio turnover rate information is set forth in the Fund's prospectus in the Financial Highlights table which is incorporated herein by reference.

        The Fund's investment objective may not be changed without the approval of the shareowners. However, the investment policies followed in seeking that investment objective may be altered from time to time without shareowner's approval.

                           INVESTMENT RESTRICTIONS

        The Fund is subject to certain restrictions upon its investments which provide that the Fund may not:

        (1) Invest more than 5% of the value of the Fund's total assets in securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation;

        (2) Borrow money, except from banks for temporary or emergency procedures and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

        (3) Pledge, mortgage or hypothecate the Fund's assets, except that, to secure borrowings permitted by subparagraph (2) above, the Fund may pledge securities having a market value not exceeding 10% of the Fund's net asset value;

        (4) Underwrite any securities issued by other persons;

        (5) Purchase or sell real estate, but the Fund may invest in securities secured by real estate or interests therein;

        (6) Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs;

        (7) Make loans to others (except to the extent that the purchase of debt securities may be deemed the making of a loan);

        (8) Make short sales of securities or purchase any securities on margin, except for such short- term credits as are necessary for the clearance of transactions, or purchase or sell any put or call options or combinations thereof;

        (9) Purchase or retain for the portfolio of the Fund the securities of any issuer, if, to the Fund's knowledge, those directors and officers of the Fund who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such outstanding securities;

        (10) Purchase more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class) except U.S. Government obligations;

        (11) Purchase securities subject to restrictions on disposition under the Securities Act of 1933;

        (12) Purchase securities of other investment companies or investment trusts, except by purchases in the open market involving no commission or profit (other than the customary broker's commission) to a sponsor or dealer, and then only in an amount up to 5% of the value of the Fund's total assets, or except as a part of a plan of merger or consolidation;

        (13) Invest in the securities of a company for the purpose of exercising management or control;

        (14) Invest more than 5% of the market value of the Fund's total assets (at the time of the investment) in securities of companies with records of less than three years' continuous operation, including that of predecessors;

        (15) Invest more than 25% of the value of the Fund's total assets in any one industry except that the Fund may invest more than 25% of the value of the Fund's total assets in certificates of deposit or bankers' acceptances of U.S. commercial banks when deemed advisable in view of yield differentials and money market conditions (this restriction is not applicable to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

        For purposes of restrictions numbered 1, 9 and 10 above, the Fund will classify the issuer or issuers of a security according to the entity or entities which constitute the source of payment of interest and principal on the security.

        Other than for purposes of restriction number 3 above, if a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund's net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

        These investment restrictions have been adopted by the Fund and may not be changed without the consent of the shareowners holding a majority of the shares. A majority of the shares, as used in this Statement of Additional Information and in the Prospectus, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

                    PURCHASE AND REDEMPTION OF FUND SHARES

        Purchases and redemptions of Fund shares are discussed in the prospectus under the headings "Purchase of Fund Shares", "Systematic Withdrawal Program", "Retirement Plans", "Redemption of Fund Shares" and "Exchange of Fund Shares"and that information is incorporated herein by reference.

                       DETERMINATION OF NET ASSET VALUE

        Determination of net asset value is set forth in the prospectus under the heading "Determination of Net Asset Value" and that information is incorporated herein by reference.

                           INVESTMENT ADVISORY AND
                                OTHER SERVICES

        The Fund has an Investment Advisory and Management Services Agreement, a Transfer Agent Agreement and an Underwriting Agreement with State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710. There is a separate Service Agreement among the Fund, the Manager and State Farm Mutual Automobile Insurance Company ("Auto Company"). Each of these four agreements may be continued beyond its current term only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund including a majority of the directors who are not interested parties to such agreement or by vote of a majority of the outstanding shares of the Fund and, in either case, by vote of a majority of the directors who are not interested persons of any party to such agreement, except in their capacity as directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party.

        The Manager is also the investment manager, transfer agent, dividend disbursing agent and underwriter for State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc. and State Farm Municipal Bond Fund, Inc. There are similar agreements among those funds, the Manager and the Auto Company, except that the Investment Advisory and Management Services Agreements with State Farm Growth Fund, Inc. and State Farm Balanced Fund, Inc. provide for investment advisory fees at annual rates different from those applicable to the Fund.

        Since its inception in 1967, the Manager's sole business has been to act as investment adviser, principal underwriter, transfer agent and dividend disbursing agent for the State Farm mutual funds.

        The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company, which is an Illinois mutual insurance company.

        Messrs. Rust, Joslin, Grimes, Moser, Tipsord, Chevalier and Ms. Dysart are directors and/or officers of the Fund, the Manager and the other State Farm mutual funds (see "Directors and Officers").

                        MANAGEMENT SERVICES AGREEMENT

        Pursuant to an Investment Advisory and Management Services Agreement, the Manager: (1) acts as the Fund's investment adviser; (2) manages the Fund's investments; (3) administers the Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as directors, officers and agents of the Fund, without compensation from the Fund, if duly elected or appointed.

        The agreement requires the Fund to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and directors who are not affiliated with the Manager; and (2) the cost of preparing and distributing stock certificates, proxy materials, reports and notices to shareowners, brokerage commissions, interest, taxes, federal securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

        As compensation for the services and facilities furnished, the Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rate of 0.20% of the first $50 million of average net assets, 0.15% of the next $50 million of average net assets and 0.10% of the average net assets in excess of $100 million. However, the management fee will be reduced, or the Manager will reimburse the Fund, by any amount necessary to prevent the Fund's total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

        For the fiscal years ended November 30, 1997, 1996 and 1995, the Manager earned $184,551, $177,555 and $170,812, respectively, for its services as investment adviser to the Fund. Neither the Manager nor any affiliated company receives any brokerage commissions from the Fund as such business is transacted with non-affiliated broker-dealers.

        Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for the Fund may also be appropriate for the accounts of one or more of such companies. Although investment decisions for the Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in a manner considered equitable to the Fund. In some cases this procedure may affect the price or amount of the securities as far as each party is concerned. It is the opinion of the Directors of the Fund, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

        The obligation of performance under the management agreement between the Manager and the Fund is solely that of the Manager, for which the Auto Company assumes no responsibility.

                              SERVICE AGREEMENT

        Under the Service Agreement, the Auto Company makes available to the Manager the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager to perform its obligations to the Fund. The Manager reimburses the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreement. Accordingly, the Fund makes no payment to the Auto Company under the Service Agreement.

                            UNDERWRITING AGREEMENT

        Pursuant to the Underwriting Agreement, the Manager: (1) is the underwriter of the Fund's shares; (2) acts as agent of the Fund in the continuous sale of its shares; (3) prepares and distributes literature relating to the Fund and its investment performance; (4) distributes and pays for the printing of the Fund's Prospectus; (5) circulates advertising and public relations materials; and (6) pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

        The Manager receives no discount, commission or other compensation as underwriter.

                           TRANSFER AGENT AGREEMENT

        The Transfer Agent Agreement appoints the Manager as the Fund's transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the issuance and cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies;
(7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Fund.

                           PERFORMANCE INFORMATION

        The Fund provides information on its "Average Annual Total Return" in its annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period.

        Average Annual Total Return is computed as follows:

                ERV=P(1 + T)n

        Where:  P = the amount of an assumed initial investment in shares of the Fund
                T = average annual total return
                n = number of years from initial investment to the end of the period
                ERV = ending redeemable value of shares held at the end of the period

        For example, as of November 30, 1997 the Average Annual Total Return on a $1,000 investment in the Fund for the following periods was:

                           Average Annual
                            Total Return
                           --------------
        1 year                  5.87%
        5 years                 5.94
        10 years                7.48

        The Fund imposes no sales charges and pays no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

        The Fund's performance may be compared with movements of market indexes, including the Lehman Brothers Three-Year Index. Indexes are unmanaged and do not include transaction costs.

                            PORTFOLIO TRANSACTIONS

        To date all purchases and sales of portfolio securities for the Fund have been made on a net basis without brokerage commissions, in transactions with securities dealers who buy and sell those securities as market makers. Marker makers earn the spread between the bid and asked prices at which they buy and sell. The Fund may occasionally purchase new issues of securities offered by underwriters, at prices which are marked up from the discounted prices at which the underwriters purchase for resale. For the fiscal year ended November 30, 1997, 1996 and 1995, the Fund paid no brokerage commissions.

        The Manager's primary consideration in selecting dealers or brokers to execute transactions is the best net price consistent with competent execution. Among the factors considered in evaluating quality of execution are: (1) skill, knowledge and effort required in executing particular transactions; (2) trading and operational capability; (3) financial condition and stability; (4) confidentiality; and (5) reliability and integrity.

        The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Fund in the performance of the Investment Advisory and Management Services Agreement, for the State Farm Companies, and for the other State Farm mutual funds. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager's costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. While the State Farm Companies and the other State Farm mutual funds, as well as the Fund, may benefit from information obtained for the Fund with the Fund's transactions, the Fund may also realize a benefit from information obtained for the State Farm Companies and for other State Farm mutual funds with their transactions.

                        ADDITIONAL TAX CONSIDERATIONS

        The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

        Because capital gain distributions reduce net asset value, if you purchase shares shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. Any loss recognized on the disposition of Fund shares acquired which have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent the shareowner received a long-term capital gain distribution with respect to those Fund shares.

        Distributions of long-term capital gains are taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains are taxed to shareholders at the same rates. However, the distinction between ordinary income or loss and capital gain or loss remains important for certain tax purposes, such as a taxpayer's ability to offset losses against income.

                            DIRECTORS AND OFFICERS

        The directors and officers of the Fund, their principal occupations for the last five years and their affiliations, if any, with State Farm Investment Management Corp., the Fund's investment adviser and principal underwriter, are listed below. Unless otherwise noted, the address of each is One State Farm Plaza, Bloomington, Illinois 61710.

Edward B. Rust, Jr., President and Director*
        President and Chairman of the Board, State Farm Mutual Automobile Insurance Company and Director of certain wholly owned insurance subsidiaries and affiliates. President and Director, State Farm Investment Management Corp. Age 47.

Roger S. Joslin, Vice President, Treasurer and Director*
        Senior Vice President and Treasurer, State Farm Mutual Automobile Insurance Company and certain wholly owned insurance subsidiaries and affiliates. Chairman of the Board, State Farm Fire and Casualty Company. Vice President, Treasurer and Director, State Farm Investment Management Corp. Age 61.

Albert H. Hoopes, Director
        Attorney at Law. Address: 1001 North Main Street, Bloomington, Illinois 61701. Age 83.

Thomas M. Mengler, Director
        Dean, University of Illinois College of Law since August 1993; Assistant Dean prior to August, 1993. Address: 202 Law Building, 504 East Pennsylvania Avenue, Champaign, Illinois 61820. Age 44.

Davis U. Merwin, Director
        Investor. Address: P.O. Box 8, Bloomington, Illinois 61702. Age 69.

James A. Shirk, Director
        Director and President, Beer Nuts, Inc. Address: 103 N. Robinson, Bloomington, Illinois 61701. Age 54.

David R. Grimes, Assistant Vice President and Secretary
        Assistant Vice President of Accounting, State Farm Mutual Automobile Insurance Company. Secretary, State Farm Investment Management Corp.; since 1994, Assistant Vice President and Secretary, State Farm Investment Management Corp. Age 55.

Kurt G. Moser, Vice President
        Director of State Farm Life Insurance Company and State Farm Fire and Casualty Company; Vice President of State Farm Life Insurance Company, and Vice President-Investments of State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company. Director and Senior Vice President, State Farm Investment Management Corp. Age 53.

John S. Concklin, Vice President
        Vice President-Common Stock, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1997; Vice President- Fixed Income, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1995; Investment Officer for State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company from 1986-1995. Since 1995, Investment Officer, State Farm Investment Management Corp. Age 51.

Donald E. Heltner, Vice President
        Vice President-Taxable Fixed Income, State Farm Life Insurance Company, State Farm Mutual Automobile Insurance Company and State Farm Fire and Casualty Company since 1998; Vice President, Century Investment Management Co. from 1989-1998. Since 1998, Investment Officer, State Farm Investment Management Corp. Age 50.

Michael L. Tipsord, Assistant Secretary
        Executive Assistant-Operations, State Farm Mutual Automobile Insurance Company since 1997. Assistant Controller from 1996-1997; Director of Accounting from 1995-1996; Staff Associate in the Controllers' Department from 1991-1995. Assistant Secretary, State Farm Investment Management Corp. Age 38.

Jerel S. Chevalier, Assistant Secretary-Treasurer
        Director-Mutual Funds, State Farm Mutual Automobile Insurance Company. Assistant Treasurer, State Farm Investment Management Corp.; since 1994, Assistant Secretary-Treasurer, State Farm Investment Management Corp. Age 59.

Patricia L. Dysart, Assistant Secretary
        Assistant Tax Counsel, State Farm Mutual Automobile Insurance Company. Since 1995, Assistant Secretary, State Farm Investment Management Corp. Age 34.

*Director who is an "interested person" of the Fund or the Manager, as defined in the Investment Company Act of 1940.

        The directors and officers as a group owned less than one percent of the Fund's outstanding shares on February 28, 1998.

        The directors and officers of the Fund, excluding John S. Concklin and Donald E. Heltner, hold identical positions with State

Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., and State Farm Municipal Bond Fund, Inc. Mr. Concklin holds an identical position with State Farm Growth Fund, Inc. and State Farm Balanced Fund, Inc. Mr. Heltner holds an identical position with State Farm Balanced Fund, Inc. Messrs. Rust and Joslin are members of the Executive Committee which has authority during intervals between meetings of the board of directors to exercise the powers of the board with certain exceptions.

Directors or officers who are interested persons of the Fund do not receive any compensation from the Fund for their services to the Fund. The Directors who are not interested persons of the Fund received a fee of $100 for each meeting of the Board of Directors attended during the first quarter of 1997, and $150 for each meeting attended since the second quarter of 1997. Such fees totaled $1,650 during the year ended November 30, 1997 for the board meetings held during the year.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.


                                                     TOTAL COMPENSATION FROM
                        AGGREGATE COMPENSATION       THE FUND AND OTHER STATE
  NAME OF PERSON             FROM THE FUND                 FARM FUNDS*
-----------------------------------------------------------------------------
Edward B. Rust, Jr.             $     0                      $     0
-----------------------------------------------------------------------------
Albert H. Hoopes                $   550                      $12,000
-----------------------------------------------------------------------------
Roger S. Joslin                 $     0                      $     0
-----------------------------------------------------------------------------
Thomas M. Mengler**             $     0                      $     0
-----------------------------------------------------------------------------
Davis U. Merwin                 $   550                      $12,000
-----------------------------------------------------------------------------
James A. Shirk                  $   550                      $12,000
-----------------------------------------------------------------------------

* The State Farm Funds are the Fund, State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Municipal Bond Fund, Inc. and State Farm Variable Product Trust.

** Did not serve as a Director of the Fund or as a director of the other State
   Farm Funds during 1997.

                             GENERAL INFORMATION

OWNERSHIP OF SHARES

        As of February 28, 1998, Continental Trust Company, 231 South LaSalle Street, Chicago, Illinois 60692, as trustee for numerous trusts created in connection with Self-Employed Individuals Retirement Plans for State Farm Independent Contractor Agents, owned of record in the aggregate approximately 1,974,058 shares (17% of the Fund's outstanding shares), as to which it has sole right to vote and shared right of disposition.

CUSTODY OF ASSETS

        The securities and cash of the Fund are held by The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, as custodian. BONY delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Directors. Cash of the Fund is also held by Commerce Bank ("Commerce"), 120 S. Center Street, Bloomington, Illinois 61701, as custodian. Commerce receives payments from the Manager for sale of the Fund's shares and performs other duties, as directed by persons duly authorized by the Board of Directors.

INDEPENDENT AUDITORS

        The Fund's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Fund's annual financial statements, reviews certain regulatory reports and the Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

CODE OF ETHICS

        The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Fund avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of the Fund has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Fund's officers and directors and employees of the Manager. The Board of Directors believes that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

OTHER INFORMATION

        Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Manager and other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager is taking steps that it believes are reasonably designed to address this problem in the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                                   APPENDIX

                            DESCRIPTION OF RATINGS
                    (AS PUBLISHED BY THE RATING COMPANIES)

STANDARD & POOR'S BOND RATINGS

        AAA. Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

        AA. Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

        A. Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent also respond to economic conditions.

MOODY'S BOND RATINGS

        Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than in Aaa securities.

        A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

MOODY'S COMMERICAL PAPER RATINGS

        PRIME-1. Commercial Paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

        PRIME-2. Issuers in the Commercial Paper market rated Prime-2 are of high quality. Protection for short-term note holders is assured, with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial papers issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or intermediate term may be of greater amplitude. Temporary increases in relative short term and overall debt load may occur. Alternative means of financing remain assured.

        PRIME-3. Commercial Paper issuers rated Prime-3 possess favorable investment attributes for short-term commitment. Liquidity considerations and cash generation provide satisfactory support for short-term debt repayment. While near-term investors are well-protected, elements may be present which suggest improvement or deterioration in support at some time in the future. Alternative financing strategies have been outlined.

        Issuers rated in all three Prime categories are judged by Moody's to be investment grade.

                        STATE FARM INTERIM FUND, INC.
                     PART C OF THE REGISTRATION STATEMENT
                     ------------------------------------

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements:

               Financial Statements included in Part A of this amendment,
                 Financial Highlights

               Financial statements included in Part B of this amendment:

               Statement of assets and liabilities - November 30, 1997* Statement of operations for each of the two years in the period ended November 30, 1997*
               Statement of changes in net assets for each of the two years in the period ended November 30, 1997*
               Portfolio of investments - November 30, 1997*
               Notes to financial statements*
               Report of independent auditors*

               Schedule I has been omitted as the required information is presented in the portfolio of investments at November 30, 1997.

               Schedules II, III, IV and V are omitted as the required
                 information is not present.

              *Incorporated by reference to the Annual Report of registrant for the fiscal year ended November 30, 1997. A copy of that Annual Report is attached hereto, but, except for those portions incorporated by reference, the Annual Report is furnished for the information of the Commission and is not deemed to be filed as part of this amendment.

          (b)  Exhibits
               Note: As used herein the term "Registration Statement" refers to registration statement of registrant on Form S-5, N-1 or N-1A no. 2-58160.

               1. Amended and restated articles of incorporation of registrant*

               2.         By-laws of registrant (as amended and restated
                          March 13, 1998)

               3.         None

               4(a).      Form of stock certificate*

               5(a). Investment advisory and management services agreement between registrant and State Farm Investment Management Corp. dated October 1, 1978*

               5(b). Service agreement among registrant, State Farm Investment Management Corp. and State Farm Mutual Automobile Insurance Company, as amended, dated September 9, 1977*

STATE FARM INTERIM FUND, INC.

               6. Underwriting agreement between registrant and State Farm Investment Management Corp., as amended, dated September 9, 1977*

               7.         None

               8(a). Custodian agreement between registrant and Morgan Guaranty Trust Company of New York dated November 1, 1990*

               8(b). Custodian agreement between registrant and The Peoples Bank dated October 1, 1991*

               9. Transfer agent agreement between registrant and State Farm Investment Management Corp. dated April 1, 1992*

               10.        Opinion of Bell, Boyd & Lloyd dated March 8, 1996*

               11.        Consent of Independent Auditors dated March 20, 1998

               12.        None

               13.        None

               14(a)(1).  State Farm Funds Individual Retirement Account
                          Plan

               14(a)(2).  State Farm Funds Individual Retirement Account Plan
                          Disclosure Statement

               14(a)(3).  State Farm Funds Individual Retirement Account Plan
                          Custodial Account Agreement

               14(b)(1).  State Farm Funds Roth Individual Retirement Account
                          Plan Disclosure Statement

               14(b)(2).  State Farm Funds Roth Individual Retirement Account
                          Plan Custodial Account Agreement

               15.        None

               16.        Schedule for Computation of Performance Quotations

               27.        Financial Data Schedule

                        * Incorporated by reference to post-effective
                          amendment no. 24.

STATE FARM INTERIM FUND, INC.


Item 25.  Persons controlled by or under Common Control with Registrant

          The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Directors and Officers" and "General Information - Ownership of Shares" and in the first two paragraphs under the caption "Investment Advisory and Other Services" is incorporated herein by reference.


Item 26.  Number of Security Holders

                                              Number of record holders
          Title of Class                        at December 31, 1997
          --------------                      ------------------------

          Common Stock, $1 par                          3,218

Item 27.  Indemnification

          Section 2-418 of the Maryland General Corporation Law authorizes the registrant to indemnify its directors and officers under specified circumstances.

          Article XVII of the by-laws of the registrant, as amended, provides that the registrant shall indemnify its directors and officers under specified circumstances.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

STATE FARM INTERIM FUND, INC.

Item 28.  Business and Other Connections of Investment Adviser

          The information in the prospectus under the caption "Management of the Fund" is incorporated herein by reference. Neither State Farm Investment Management Corp., nor any of its directors or officers, has at any time during the past two years engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

          Directors and Officers of Investment Adviser -

          Edward B. Rust, Jr., Director and President *

          Roger Joslin, Director, Vice President and Treasurer *

          Kurt Moser, Director and Senior Vice President *

          John J. Killian, Director - Vice President and Controller, State
            Farm Mutual Automobile Insurance Company and holds a similar position with certain subsidiaries and affiliates.

          Vincent J. Trosino, Director - Executive Vice President, State Farm
            Mutual Automobile Insurance Company.

          Paul N. Eckley, Senior Vice President *

          David R. Grimes, Assistant Vice President and Secretary *

          Michael L. Tipsord, Assistant Secretary *

          Jerel S. Chevalier, Assistant Secretary-Treasurer *

          Patricia L. Dysart, Assistant Secretary *

            * Information in the Statement of Additional Information under the caption "Directors and Officers" is incorporated herein by reference.

Item 29.  Principal Underwriters

          (a) Information under the caption "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated herein by reference.

          (b) Registrant's principal underwriter is also registrant's investment adviser. Accordingly, the information in Item 28 hereof is incorporated herein by reference.

          (c)  Not applicable.

STATE FARM INTERIM FUND, INC.

Item 30.  Location of Accounts and Records

          Jerel S. Chevalier, State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710 maintains physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

Item 31.  Management Services

          None

Item 32.  Undertakings

          (a)  Not applicable

          (b)  Not applicable

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareowners, upon request and without charge.

ANNUAL REPORT


State Farm Interim Fund, Inc.
ONE STATE FARM PLAZA - BLOOMINGTON, ILLINOIS 61710

For Account Information and Shareowner
Services: (309) 766-2029
          (800) 447-0740








                                                 November 30,1997







This report is not to be distributed unless preceded or accompanied by a prospectus.

                        STATE FARM INTERIM FUND, INC.


Dear Shareowner:

     General movements of interest rates over the course of the Interim Fund's fiscal year fell rather distinctly into two periods. Interest rates rose during the first half of the year as the Federal Reserve nudged short-term interest rates a little higher and investors worried that the rapid pace of general U.S. economic growth might lead to higher inflation. The last half of 1997 produced declining interest rates while investors contemplated developments in international markets and observed moderate levels of actual inflation.

     At the end of the year, yields on the U.S. Treasury securities held by your Fund were slightly higher than they were one year ago. This rise in yields helped cause the net asset value of the Fund to fall to $9.85 from $9.98, a 1.3% decline. The Fund's total return, which considers the reinvestment of dividends and the change in net asset value, for the year was 5.9%.

     The following graph compares a $10,000 investment in the Interim Fund over the last ten years to theoretical investments of the same amount in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Three-year Treasury Index:


               INTERIM       LEHMAN        LEHMAN
                 FUND     INTERMEDIATE     3-YR TR

        1987    10,000       10,000         10,000
        1988    10,667       10,717         10,646
        1989    11,925       12,052         11,837
        1990    12,913       13,048         12,835
        1991    14,383       14,728         14,447
        1992    15,419       15,933         15,558
        1993    16,615       17,397         16,761
        1994    16,472       17,103         16,980
        1995    18,429       19,435         19,109
        1996    19,432       20,523         20,166
        1997    20,573       21,804         21,406


* The Lehman Brothers Intermediate Treasury Index contains approximately 130 U.S. Treasury Securities with maturities ranging from one to ten years.

** The Lehman Brothers Three-Year Index contains the U.S. Treasury issue with approximately a three year maturity which has been issued most recently.

The Lehman Brothers indeces represent unmanaged groups of notes and bonds that differ from the composition of the Interim Fund. Unlike an investment in the Interim Fund, theoretical investments in the indeces do not reflect expenses.

     A major factor affecting money and capital markets since July has been the currency turmoil in Asian countries. As the currencies of developing Asian countries have plunged, stock markets in several of the countries have plummeted 50-60% this year in U.S. dollar terms. Bond markets in these countries have also suffered substantial declines while interest rates rose and financial difficulties intensified. The turbulence in the world's financial markets has caused an increased demand for U.S. Treasury securities as investors seek safety.

     The present situation suggests that our U.S. money and capital markets are, and will continue to be, affected to a great extent by global financial circumstances. The U.S. economy remains quite strong, and typically this strength would be putting upward pressure on U.S. interest rates. However, the Asian difficulties reduce somewhat the prospects for future domestic economic growth and will have a dampening impact on future inflation. Consequently, the Federal Reserve appears content to leave short-term interest rates at present levels for awhile, and the consensus among investors seems to be that interest rates on bonds can decline further. As you well know, expectations for markets will change in unpredictable ways as new information is processed by investors.

     Leaders in many parts of the world are struggling as they attempt to develop open market-based economies with a global orientation. Flexibility and adaptability are the strengths of market-based systems, so the efforts should be worthwhile. However, we caution against paying much attention to those who proclaim to know how the Asian difficulties will play out and adjusting the composition of investment portfolios in response to a specific scenario. Ultimate effects of the Asian situation on financial markets, financial institutions and general economic conditions are probably obvious only with benefit of hindsight. In our opinion, the primary challenge for any investor is development of a long-term investment program which makes one comfortable regardless of what short-term direction markets might take.

     The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at three years, which is unchanged from a year ago. The relatively short maturity structure of the portfolio tends to mitigate fluctuations in the Fund's net asset value. The high quality investments provide a dependable flow of dividend income.

     As you know, the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.


                                  Sincerely,



                      /s/ Kurt G. Moser       /s/ John S. Concklin
                      Kurt G. Moser           John S. Concklin
                      Vice President          Vice President

                      December 17, 1997

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Interim Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of State Farm Interim Fund, Inc., as of November 30, 1997, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Interim Fund, Inc. at November 30, 1997, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1988, in conformity with generally accepted accounting principles.





                                                 ERNST & YOUNG LLP

Chicago, Illinois
December 12, 1997

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              November 30, 1997

      PRINCIPAL
       AMOUNT                                             VALUE
                   LONG-TERM INVESTMENTS - U.S. TREASURY
                    OBLIGATIONS (97.8%):
    $3,000,000     7.875%, due January 15, 1998     $     3,009,720
     1,000,000     8.125%, due February 15, 1998          1,005,240
     4,000,000     7.875%, due April 15, 1998             4,034,840
       750,000     5.125%, due June 30,1998                 748,350
     3,000,000     8.250%, due July 15, 1998              3,048,210
     1,000,000     4.750%, due September 30, 1998           992,670
     4,000,000     7.125%, due October 15, 1998           4,049,800
     4,000,000     6.375%, due January 15,1999            4,029,080
     1,000,000     5.875%, due March 31, 1999             1,001,980
     3,750,000     7.000%, due April 15, 1999             3,812,025
     4,000,000     6.375%, due July 15, 1999              4,038,120
     1,000,000     5.750%, due September 30, 1999           999,890
     4,000,000     6.000%, due October 15, 1999           4,020,640
     2,000,000     6.375%, due January 15, 2000           2,024,680
     2,000,000     8.500%, due February 15, 2000          2,111,520
     1,000,000     6.875%, due March 31, 2000             1,023,610
     2,000,000     5.500%, due April 15, 2000             1,988,200
     1,000,000     6.750%, due April 30, 2000             1,021,490
     1,000,000     8.875%, due May 15, 2000               1,070,960
     1,000,000     6.250%, due May 31, 2000               1,010,830
     4,000,000     8.750%, due August 15,2000             4,292,480
     3,750,000     8.500%, due November 15, 2000          4,022,063
     4,000,000     7.750%, due February 15, 2001          4,222,640
     5,000,000     8.000%, due May 15, 2001               5,335,500
     4,000,000     7.875%, due August 15, 2001            4,266,760
     4,000,000     7.500%, due November 15, 2001          4,230,240
     4,000,000     14.250%, due February 15, 2002         5,250,960
     4,000,000     7.500%, due May 15, 2002               4,257,200
     5,000,000     6.375%, due August 15, 2002            5,108,200
     4,000,000     11.625%, due November 15, 2002         4,980,080
     6,000,000     6.250%, due February 15, 2003          6,107,820
     2,000,000     10.750%, due May 15, 2003              2,449,980
     2,000,000     11.125%, due August 15,2003            2,502,420
     7,000,000     5.750%, due August 15, 2003            6,965,070
     1,000,000     11.875%, due November 15, 2003         1,297,360
                                                    ---------------
                                                        110,330,628

           Total long-term investments (cost: $112,293,672)

                        STATE FARM INTERIM FUND, INC.
                           PORTFOLIO OF INVESTMENTS
                              November 30, 1997


      PRINCIPAL
       AMOUNT                                              VALUE
    $1,200,000     U.S. Treasury bills, 4.92% to 4.96%
                    effective yield, due December,
                    1997 to January, 1998              $     1,193,880
     1,000,000     General Motors Acceptance Corp.,
                    5.60%, due December, 1997                1,000,311
                                                       ---------------
                    Total short-term investments
                     (cost: $2,194,148)                      2,194,191

     TOTAL INVESTMENTS (99.7%) (cost: $114,487,820)        112,524,819
     CASH AND OTHER ASSETS, LESS LIABILITIES (0.3%)            321,389
                                                       ---------------
     NET ASSETS (100.00%)                              $   112,846,208
                                                       ===============

Note: At November 30, 1997, net unrealized depreciation of $1,963,001 consisted of gross unrealized appreciation of $485,752 and gross unrealized depreciation of $2,448,753 based on cost of $1,114,487,820 for federal income tax purposes.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                              November 30, 1997

                                    ASSETS

Investments, at value (cost $114,487,820)                         $112,524,819
Cash                                                                   812,162
Receivable for:
  Interest                                           $ 1,596,511
  Shares of the Fund sold                                 76,516
  Sundry                                                   3,544     1,676,571
                                                     -----------
Prepaid expenses                                                         8,342
                                                                  ------------
     Total assets                                                  115,021,894

                          LIABILITIES AND NET ASSETS
Payable for:
  Dividends to shareowners                             1,196,972
  Shares of the Fund redeemed                            923,623
  Other accounts payable (including $50,137
   to Manager)                                            55,091
                                                     -----------
    Total liabilities                                                2,175,686
                                                                  ------------

Net assets applicable to 11,454,154 shares outstanding
  of $1 par value common stock (40,000,000
  shares authorized)                                              $112,846,208
                                                                  ============
Net assets value, offering price and redemption price
  per share                                                       $       9.85
                                                                  ============

                            ANALYSIS OF NET ASSETS

Excess of amounts received from sales of shares
  over amounts paid on redemptions of shares
  on account of capital                                           $117,070,033
Accumulated net realized loss on sales of investments               (2,260,824)
Net unrealized depreciation of investments                          (1,963,001)
                                                                  ------------
Net assets applicable to shares outstanding                       $112,846,208
                                                                  ============






               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                           STATEMENTS OF OPERATIONS

                                                 YEAR ENDED NOVEMBER 30,
                                                   1997           1996

INTEREST INCOME:                               $ 7,939,168      7,436,515

EXPENSES:
  Investment advisory and management fees          184,551        177,555
  Audit fees                                        17,405         16,242
  Legal fees                                           588          1,106
  Fidelity bond expense                              2,912          3,103
  Directors' fees                                    1,650          1,500
  Reports to shareowners                             2,207          3,471
  Securities evaluation fees                         2,094          2,288
  Franchise taxes                                    9,391          7,235
  Custodian fees                                    10,745         21,035
  Other                                              6,752          6,205
                                               --------------------------
    Total expenses                                 238,295        239,740
    Less: custodian fees paid indirectly                 -         17,978
                                               --------------------------
    Net expenses                                   238,295        221,762
                                               --------------------------
Net investment income                            7,700,873      7,214,753

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on sales of investments       (922,190)      (363,957)
  Change in net unrealized depreciation           (453,800)    (1,331,541)
                                               --------------------------
Net realized and unrealized loss on
 investments                                    (1,375,990)    (1,695,498)
                                               --------------------------

Net change in net assets resulting from
 operations                                    $ 6,324,883      5,519,255
                                               ==========================











               See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED NOVEMBER 30,
                                                          1997          1996

From operations:
  Net investment income                             $  7,700,873     7,214,753
  Net realized loss on sales of investments             (922,190)     (363,957)
  Change in net unrealized depreciation                 (453,800)   (1,331,541)
                                                    --------------------------
Net change in net assets resulting from operations     6,324,883     5,519,255

Dividends to shareowners from net investment
  income (per share $.69 in 1997 and $.70 in 1996)    (7,700,873)   (7,214,753)

From Fund share transactions:
  Proceeds from shares sold                           57,531,569    36,298,430
  Reinvestment of ordinary income dividends            7,150,343     6,439,866
                                                    --------------------------
                                                      64,681,912    42,738,296

  Less payments for shares redeemed                   58,104,026    38,097,084
                                                    --------------------------
Net increase in net assets from Fund share
 transactions                                          6,577,886     4,641,212
                                                    --------------------------
Total increase in net assets                           5,201,896     2,945,714

Net assets:
  Beginning of year                                  107,644,312   104,698,598
                                                    --------------------------
  End of year                                       $112,846,208   107,644,312
                                                    ==========================






See accompanying notes to financial statements.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

1.   OBJECTIVE
     The investment objective of the State Farm Interim Fund, Inc. (the Fund) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short- term (less than five years) and intermediate-term (five to fifteen years) maturities.

2.   SIGNIFICANT ACCOUNTING POLICIES
     SECURITY VALUATION -
     Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Board of Directors or its delegate.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -
     Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.

     FUND SHARE VALUATION, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS -
     Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of 3:00 p.m. Bloomington, Illinois time on each business day other than weekend and holiday closings, except that the Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset value per share is computed by dividing the value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The Fund declares a daily dividend equal to its net investment income, and distributions of such amounts are made at the end of each calendar quarter.

     FEDERAL INCOME TAXES -
     It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

     The accumulated net realized loss on sales of investments at November 30, 1997, amounting to $2,260,824, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows: $40,572 in 1998, $92,150 in 1999, $22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293
in 2003, $363,957 in 2004, and $922,190 in 2005.

     A capital loss carryover of $55,654 expired in 1997 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital.

     CUSTODIAN FEES - For the period ended November 30, 1997, the Fund no longer receives fee reductions for balances maintained with the custodian, as interest on cash balances ($15,052) is reflected as income rather than an offset to custodian fees. Custodian fees for the year ended November 30, 1996 were reduced based on the Fund's cash balances maintained with the custodian.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                        STATE FARM INTERIM FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

3.   TRANSACTIONS WITH AFFILIATES

     The Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which the Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) of .20% of the first $50 million of average net assets, .15% of the next $50 million of average net assets and .10% of average net assets in excess of $100 million. The Manager guarantees that all operating expenses of the Fund, including the compensation of the Manager but excluding franchise taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs, shall not exceed .40% of average net assets annually.

     Under the terms of this agreement, the Fund incurred fees of $184,551, for 1997 and $177,555 for 1996. The Fund does not pay any discount, commission or other compensation for underwriting services provided by the Manager.

     Certain officers and/or directors of the Fund are also officers and/or directors of the Manager. The Fund made no payments to its officers or directors during the two years ended November 30, 1997, except for directors' fees of $1,650 for 1997 and $1,500 for 1996, paid to the Fund's independent directors.

4.   INVESTMENT TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for each of the two years ended November 30 were as follows:

                                     1997           1996
     Purchases                   $25,775,703     19,122,109
     Proceeds from maturities     15,750,000     15,750,000

5.   FUND SHARE TRANSACTIONS

     Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares:

                                      YEAR ENDED NOVEMBER 30,
                                        1997          1996
Shares sold                           5,855,197     3,641,452
Shares issued in reinvestment of
  ordinary income dividends             728,582       644,965
                                      -----------------------
                                      6,583,779     4,286,417
Less shares redeemed                  5,913,858     3,815,161
                                      -----------------------
Net increase in shares outstanding      669,921       471,256
                                      =======================

                        STATE FARM INTERIM FUND, INC.
                             FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each period)

                                                              YEAR ENDED NOVEMBER 30,
                                1997    1996     1995     1994     1993      1992     1991     1990     1989     1988
Net asset value, beginning of
 period                        $9.98   10.15     9.72    10.52    10.46     10.50    10.16    10.17     9.86     9.99
 Income from Investment
 ----------------------
  Operations
  ----------
  Net investment Income          .69     .70      .70      .71      .74       .78      .78      .82      .81      .78
  Net gain or loss on
   securities (both realized
   and unrealized)              (.13)   (.17)     .43     (.80)     .06      (.04)     .34     (.01)     .31     (.13)
                              ---------------------------------------------------------------------------------------
 Total from investment
  operations                     .56     .53     1.13     (.09)     .80       .74     1.12      .81     1.12      .65
 Less Distributions
 ------------------
  Net investment income         (.69)   (.70)    (.70)    (.71)    (.74)     (.78)    (.78)    (.82)    (.81)    (.78)
  Capital gain                     -       -        -        -        -         -        -        -        -        -
                              ---------------------------------------------------------------------------------------
 Total distributions            (.69)   (.70)    (.70)    (.71)    (.74)     (.78)    (.78)    (.82)    (.81)    (.78)
Net asset value, end of year   $9.85    9.98    10.15     9.72    10.52     10.46    10.50    10.16    10.17     9.86
                              =======================================================================================
Total Return                    5.87%   5.44%   11.91%    (.85%)   7.82%     7.19%   11.41%    8.27%   11.82%    6.67%
------------
Ratios/Supplemental Data
------------------------
Net assets, end of period
 (millions)                   $112.8   107.6    104.7     94.3    103.7      85.9     66.8     52.7     42.2     32.9
Ratio of expenses to
 average net assets              .22%    .23%(a)  .25%(a)  .22%     .25%      .27%     .28%     .30%     .31%     .36%
Ratio of net investment
 income to average
 net assets                     7.03%   7.03%    7.00%    7.00%    7.00%     7.30%    7.65%    8.12%    8.16%    7.85%
Portfolio turnover rate           15%     17%      17%      15%      15%       15%      14%      14%      17%      15%
Number of shares
 outstanding at end
 of period (millions)           11.5    10.8     10.3      9.7      9.9       8.2      6.4      5.2      4.2      3.3

Note:  (a) The ratio based on net custodian expenses would have been .22%
           in 1996 and .24% in 1995

                               ----------------

                        STATE FARM INTERIM FUND, INC.
                               TAX INFORMATION

     The Fund paid ordinary income dividends in March, June, September and December. The dividends paid to you will be included on the Form 1099-DIV to be sent in January 1998.

Since the Fund's investment income was derived from interest, none of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: Dividends paid to you must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code.

                                  SIGNATURES
                                  ----------


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 13th day of March, 1998.

                                      STATE FARM INTERIM FUND, INC.



                                      By:  /s/ Edward B. Rust, Jr.
                                           ------------------------------
                                           Edward B. Rust, Jr., President


        Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Edward B. Rust, Jr.             Director
----------------------------------- and President
        Edward B. Rust, Jr.         (Principal Executive
                                    Officer)


/s/ Roger Joslin                    Director, Vice President,
----------------------------------- and Treasurer
        Roger Joslin                (Principal financial
                                    and accounting officer)


/s/ Albert H. Hoopes                Director                    March 13, 1998
-----------------------------------                             --------------
        Albert H. Hoopes



/s/ Thomas M. Mengler               Director
-----------------------------------
        Thomas M. Mengler



/s/ Davis U. Merwin                 Director
-----------------------------------
        Davis U. Merwin



/s/ James A. Shirk                  Director
-----------------------------------
        James A. Shirk

                              INDEX FOR EXHIBITS
                          FILED WITH THIS AMENDMENT
                          -------------------------



        EXHIBIT NO.                DESCRIPTION                        PAGE NO.
        -----------                -----------                        --------


          2                Amended and restated bylaws of
                           registrant dated March 13, 1998

         11                Consent of Independent Auditors
                           dated March 20, 1998

         14(a)(1)          State Farm Funds Individual
                           Retirement Account Plan

         14(a)(2)          State Farm Funds Individual
                           Retirement Account Plan Disclosure
                           Statement

         14(a)(3)          State Farm Funds Individual
                           Retirement Account Plan Custodial
                           Account Agreement

         14(b)(1)          State Farm Funds Roth Individual
                           Retirement Account Plan Disclosure
                           Statement

         14(b)(2)          State Farm Funds Roth Individual
                           Retirement Account Plan Custodial
                           Account Agreement

         16                Schedule for computation of
                           performance quotations

         27                Financial Data Schedule